Exhibit 99.2

ICR Xchange Investor Presentation

Safe Harbor Disclosure This presentation contains forward-looking statements of expected future developments, as defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this presentation refer to our expectations regarding continued operating improvements and our forecasts of future financial performance. These forward-looking statements reflect management’s expectations and are based on currently available data; however, actual results are subject to future risks and uncertainties, which could materially affect actual performance. Risks and uncertainties that could affect such performance include, but are not limited to, the following: the limited history for evaluating our company; our history of losses and expectation of further losses; the effect of poor operating results on our company; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; our ability to fully utilize and retain new executives; negative publicity surrounding our restaurants or the consumption of our food products in general; a decline in visitors to activity centers surrounding our restaurants; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions; and the effect of competition in the restaurant industry. We assume no obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect events or uncertainties after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Granite City Highlights Granite City is a “Modern American” Upscale Casual Restaurant Chain Squarely Positioned In The American Consumer Sweet Spot We Operate Very Popular High Volume Restaurants That Are Among The Sales Leaders In Every Market Where We Compete Our Unit Level Economics Are Among The Best Of Publicly Traded Restaurant Chains

Granite City Highlights Our Operating Fundamentals Are Very Strong In A Tough Environment Highlighting Our Concept Strength And Execution Our Restaurant Concept Is A Great Business So We Attract Great People We Are Early In Our Growth Cycle And Have Tremendous Growth Potential, 18 Restaurants Open And 400+ Potential Locations

Concept Granite City Was Designed To Attract A Wide Range Of Consumers For The High Frequency Dining Occasions Lunch, Dinner, Brunch, Gathering We Are The Best In Our Category Our Concept is Right in the Middle – We Provide Guests A Reliable High Quality Experience In A Friendly And Affordable Way

Concept We Are A “Serious Restaurant First” High Quality And Proprietary “Made-From-Scratch” Recipes

Concept We Have Beautiful Restaurants To Complement Our Food And Create An Exceptional Value Proposition An Upscale Experience At A Casual Price We Have a Distinctive Look and Feel Ambiance is Modern but Familiar

Fun, Energetic, Everyday Atmosphere Conveys A Warm And Inviting Experience That Can Be Repeated Frequently

Bright, Spacious, Open Setting That Is Upscale, But Casual And Unpretentious

Our Food Focus Is Highlighted By Our Showcase Kitchens Our Brewery Finishing Tanks Create Theater In Our Dining Areas

Proprietary Beverages Complement Our Food We Are Not A “Brew Pub” Though We Feature Craft Brewed Beers – This Distinction Works For Our Customers And It Works For Us

Granite City “Travels” There Is Nothing Regional About Our Concept Identity Our Concept Is Fully Refined – We Are Popular In Various Size Markets In Multiple States with a Broad Customer Demographic Pull

Vision For Growth Concept Positioning Menu Architecture Operational Principles Expansion Strategy Capitalization

Exceptional Unit Level Economics Average Unit Volume Average Check Restaurant Level EBITDA Square Feet Sales per Square Foot “This is a Great Business” $4.6M $12.91 18.7% 9,200 $500

Strong Q1-Q3 2006 Comparable Sales 5.5%2.5%5.1%-1.3%3.4%-0.6%5.0%0.0%Q1 2006Q2 2006Q3 20062006 YTDGranite CityKnapp-Track

Strong Q4 2006 Comparable Sales 6.6%7.1%10.2%8.3%5.5%Oct-06Nov-06Dec-06Q4 20062006YTD

Comparative Average Sales Volume (in millions) Source: SEC filings, 10-K, analyst reports, company presentations, and Restaurant Research Journal Add decimals Chili’s Outback Granite City PF Chang’s 2.53.23.33.54.44.65.15.611.1Applebee'sTGIFChamppsBJ'sCheesecake

Concept Position Premium Food Quality: Presentation, Flavor Profile, Variety, Quality Superior Service Level: Strong Openings And Maintain High Performance Standards Ambiance: Sophisticated But Unpretentious Deliver An Upscale Restaurant Experience A Notch Above Casual Dining With Upscale Attributes:

Concept Position Deliver The Granite City Experience At Price Points Closer To “Mass Market” Casual Dining Chains (Applebee’s, Chili’s, TGI Friday’s) Deliver A $25 Experience For Under $15

Casual Dining Concepts Price Point Champps Chili’s Applebee’s TGI Friday’s Lower Olive Garden Outback Steakhouse Macaroni Grill Red Lobster Mid Level The Cheesecake Factory PF Chang’s McCormick and Schmick’s Houston’s Upscale Attributes

Senior Management Team20 Champps COO Tim Cary 25 Champps Executive Chef Art Nermoe 22 Il Fornaio, Red Lion Hotels, Nighthawk, Price Waterhouse CFO Peter Hausback 30 Champps CEO Steve Wagenheim Years Experience Title Name Over 100 Years of Restaurant Industry Experience

 4. Des Moines, IA 5. Cedar Rapids, IA 6. Davenport, IA 7. Lincoln, NE 8. Maple Grove, MN1. St. Cloud, MN 2. Sioux Falls, SD 3. Fargo, ND9. Wichita, KS 10. Eagan, MN 11. Kansas City, MO 12. Kansas City, KS 13. Olathe, KS 14. West Wichita, KS 15. St. Louis Park, MN 16. Omaha, NE 17. Roseville, MN 18. Madison, WI Current Locations

Beverage Leverage Proprietary Brewing Process Creates Advantages Of A Brewpub Without Prohibitive Costs Eliminates Costly Onsite Brewery And Brewery Equipment Eliminates The Need For On-Site BrewMasters Centralized Production Facility For Non-Alcoholic “Wort” Which Is Transported To Our Restaurants And Finished Into Beer “Fermentus Interruptus” Production Process It Works And We Own It

Beverage Leverage Approved This Patent Gives Granite City Federal Protection For Its Proprietary Brewing Process Patent

Beverage Leverage We Produce Beer At Half The Cost Of National Brands Which Provides A Margin Advantage. National Brands (Bud, Miller, Coors): $100 - $120 per Barrel Premium Brands (Rolling Rock, Guinness): $122 - $245 per Barrel Granite City Craft Beers: $60 - $70 per Barrel Granite City Proprietary And Premium Beers Outsell National Brands Capacity Utilization – Currently Support 35 Restaurants

Dunham Company Is A Commercial Real Estate Development Company Attractive Growth Capital And Development Arrangement For A Company Our Size And Increased Access To “A” Sites Cooperative Site Selection, Development, Construction Build Out Competitive Bidding Process Guaranteed Maximum Costs Outsource Professional Functions – Project Management Dunham Company – Real Estate Partnership

20-year Net Leases With Extension Options We pay 10.5% Of Construction plus Land Cost Completed $16M Equipment Financing Package To Support Growth Dunham Company – Real Estate Partnership

2006 Q3 YTD Financial Highlights $4.7 M (11.4% as a % of Revenue) G&A $(.28) Loss Per Share 16.8% 18.7% EBITDA % $41.3 M $26.2 M (AUV:$4.6M) Revenue Company Mature Restaurants

Sales Growth (in millions) Source: SEC filings and internal projections CAGR 56% $14.1$30.6$36.2$58.5$85.02003200420052006E2007E

Unit GrowthSource: SEC filings and internal projections CAGR 51% 5811182620032004200520062007E

Gaining G&A Efficiency Source: SEC filings and internal projections G&A Leverage 13.0%8.5%13.7%10.9%8.9%2003200420052006E2007E

Guidance Restaurant Openings Total Restaurants Revenue Store-Level EBITDA 2006 7 18 $57.0 to $58.1 $9.6 to $10.0 Restaurant Openings Total Restaurants Revenue Store-Level EBITDA 2007 7-8 25-26 $84.0 to $87.0 $14.0 to $14.5 Millions Millions Millions Millions

Built G & A Infrastructure To Support Growth Granite City University New Restaurant Opening Team Director Of Operations Corporate Support Staff Test Kitchen Dunham Development Agreement Production Facility Supports An Additional 18-23 Restaurants Patent Approved And We Own The Franchise Support Structure “Investing In Our Future”

2006 Openings Kansas City, KS Olathe, KS West Wichita, KS St. Louis Park, MN Omaha, NE Roseville, MN Madison, WI

2007 Openings Creve Cour, MO Peoria, IL Rockford, IL Rogers, AR Orland Park, IL Burr Ridge ,IL Minneapolis, MN St. Louis, MO

2008 Openings Good Major and Second Tier Markets

Future Growth Potential Modern American Sweet Spot High Volume Restaurant Beverage Leverage Great Business Works Anywhere